UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2024
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ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 13, 2024, ACELYRIN, INC. (the "Company") issued a press release announcing, among other things, its financial results for the quarter ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1.
All of the information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the costs, timing and financial impact of the Restructuring Plan; the Company focusing its resources primarily on its lonigutamab program in thyroid eye disease; and other statements that are not historical fact. These forward-looking statements are based on the Company’s current plans, objectives and projections, and are inherently subject to risks and uncertainties that may cause the Company’s actual results to materially differ from those anticipated in such forward-looking statements. Such risks and uncertainties include, without limitation, those associated with: impediments to the Company’s ability to implement the Restructuring Plan as currently contemplated; the actual charges and cash expenditures associated with the Restructuring Plan being higher than anticipated or changes to the assumptions on which the estimated charges and cash expenditures associated with the Restructuring Plan are based; the Company’s ability to achieve projected cost savings in connection with the Restructuring Plan; the Company’s failure to realize the expected benefits of the Restructuring Plan and/or the Company experiencing unintended consequences from the Restructuring Plan that may impact the Company’s business; the successful completion of development and regulatory activities with respect to lonigutamab in thyroid eye disease; maintaining and defending intellectual property protection; and other risks and uncertainties affecting the Company including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s current and future reports filed with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed today. Forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update such information except as required under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: November 13, 2024	By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
Chief Financial Officer and Chief Business Officer